EXHIBIT 10.23

                        INCENTIVE STOCK OPTION AGREEMENT

         This Incentive Stock Option Agreement ("Option Agreement") is between Offshore Energy Development Corporation, a Delaware corporation (the "Company"), and (the "Optionee"). W I T N E S S E T H:

         WHEREAS, it is the desire of the Company (i) to carry out the purposes of the Offshore Energy Development Corporation 1996 Stock Awards Plan (the "Plan") by providing the Optionee the right to acquire a proprietary interest in the Company through the award of an Incentive Stock Option within the meaning of
Section 422(b) of the Code, (ii) to retain the Optionee, an employee of outstanding ability and potential, and (iii) to provide additional motivation to the Optionee to continue to exert Optionee's best efforts for the success and welfare of the Company and the benefit of the Company's stockholders; and

         WHEREAS, the Company, acting through the Compensation Committee of its Board of Directors (the "Committee"), has determined that its interests will be advanced by the issuance to Optionee of an Incentive Stock Option under the Plan.

         NOW THEREFORE, for and in consideration of these premises it is agreed as follows:

         1. OPTION. Subject to the terms and conditions contained herein, the Company hereby irrevocably grants to Optionee the right and option ("Option") to purchase from the Company ____________ (____) shares of the Company's common stock, $0.01 par value ("Common Stock"), at a price of $__________ per share, which is the Fair Market Value of a share of Common Stock as of the Grant Date (as defined below).

         2. OPTION PERIOD. The Option herein granted may be exercised by Optionee in whole or in part at any time during a _____ (___) year period (the "Option Period") beginning on ________________, 199__ (the "Grant Date") subject to the limitation that said Option shall not be exercisable for more than a percentage of the aggregate number of shares offered by this Option determined by the number of full years of employment with the Company or its Affiliates from the Grant Date, to the date of such exercise, in accordance with the following schedule:
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NUMBER OF                                                    PERCENTAGE OF
FULL YEARS                                                   SHARES PURCHASABLE

Less than one                                                   0%
One                                                            20%
Two                                                            40%
Three                                                          60%
Four                                                           80%
Five or more                                                  100%

Notwithstanding anything in this Option Agreement to the contrary, (i) the schedule of vesting set forth above is subject to Paragraph 8 herein and (ii) the Committee, in its sole discretion, may waive the foregoing schedule of vesting and, upon written notice to the Optionee, accelerate the earliest date or dates on which any of the Options granted hereunder are exercisable.

         3. PROCEDURE FOR EXERCISE. The Option herein granted may be exercised by written notice by Optionee to the Secretary of the Company setting forth the number of shares of Common Stock with respect to which the Option is to be exercised accompanied by payment for the shares to be purchased, and specifying the address to which the certificate for such shares is to be mailed. The notice shall be accompanied by one or a combination of (i), (ii) or (iii) as agreed to by the Committee, equal in value to the aggregate exercise price: (i) cash, cashier's check, bank draft, or postal or express money order payable to the order of the Company, (ii) certificates representing shares of Common Stock theretofore owned by Optionee duly endorsed for transfer to the Company, or
(iii) a written election by Optionee to transact a "cashless exercise" as described in Paragraph VII(d) of the Plan. Notice may also be delivered by telecopy provided that the exercise price of such shares is received by the Company via wire transfer on the same day the telecopy transmission is received by the Company. The notice shall specify the address to which the certificates for such shares are to be mailed. An option to purchase shares of Common Stock in accordance with this Plan shall be deemed to have been exercised immediately prior to the close of business on the date (i) written notice of such exercise and (ii) payment in full of the exercise price for the number of shares for which Options are being exercised, are both received by the Company, and Optionee shall be treated for all purposes as the record holder of such shares of Common Stock as of such date.
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         As promptly as practicable after receipt of such written notice and payment, the Company shall deliver to Optionee certificates for the number of shares with respect to which such Option has been so exercised, issued in Optionee's name or such other name as Optionee directs; provided, however, that such delivery shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to Optionee at the address specified pursuant to this Paragraph 3.

         4. TERMINATION OF EMPLOYMENT. If Optionee's employment with the Company or its Affiliates is terminated during the Option Period for any reason other than death or disability, Options granted to Optionee which are not exercisable on such date thereupon terminate. Any Options which are exercisable on the date of Optionee's termination of employment shall expire upon the earlier of (i) the remaining term of the Option or (ii) three (3) months from the date of such termination of employment.

         5. DEATH OR DISABILITY. If Optionee's employment with the Company or its Affiliates is terminated by death or disability, all Options hereunder exercisable at the date of such death or disability shall be thereafter exercisable by Optionee, his executor or administrator, or the person or persons to whom his rights under this Option Agreement shall pass by will or by the laws of descent and distribution, as the case may be, for a period of six months from the date of Optionee's death or disability, unless this Option Agreement should earlier terminate in accordance with its other terms. In no event may any Option be exer cised after the end of the Option Period. Optionee shall be deemed to be disabled if, in the opinion of a physician selected by the Committee, he or she is incapable of performing services for the Company or its Affiliates by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of a long, continued and indefinite duration.

         6. TRANSFERABILITY. This Option shall not be transferable by Optionee otherwise than by Optionee's will or by the laws of descent and distribution. During the lifetime of Optionee, the Option shall be exercisable only by him. Any heir or legatee of Optionee shall take rights herein granted subject to the terms and conditions hereof. No such transfer of this Option Agreement to heirs or legatees of Optionee shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of such evidence as the Committee may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions hereof.
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         7. NO RIGHTS AS STOCKHOLDER. Optionee shall have no rights as a stockholder with respect to any shares of Common Stock covered by this Option Agreement until the date of issuance of a certificate for shares of Common Stock purchased pursuant to this Option Agreement. Until such time, Optionee shall not be entitled to dividends or to vote at meetings of the stockholders of the Company. Except as provided in Paragraph 10 hereof, no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash or securities or other property) paid or distributions or other rights granted in respect of any share of Common Stock for which the record date for such payment, distribution or grant is prior to the date upon which the Optionee shall have been issued share certificates, as provided hereinabove.

         8. CHANGE OF CONTROL. In the event of a Change of Control (as defined in the Plan), all outstanding Options, whether exercisable or not, shall immediately vest and become exercisable. Further, in the event of a Change of Control, the Committee, in its discretion, shall act to effect one or more of the alternatives set forth in Paragraph XII(c) of the Plan.

         9. CORPORATE TRANSACTIONS. If the Company recapitalizes or otherwise changes its capital structure, or merges, consolidates, sells all of its assets or dissolves and such transaction is not a Change of Control, then thereafter upon any exercise of the Option hereunder, the Optionee shall be entitled to purchase under the Option, in lieu of the number of shares of Common Stock covered by this Option then exercisable, the number and class of shares of stock and securities to which the Optionee would have been entitled pursuant to the terms of the agreement of merger, consolidation, sale of assets or dissolution, if, immediately prior to such agreement of merger, consolidation, sale of assets or dissolution, the Optionee had been the holder of record of the number of shares of Common Stock as to which the Option is then exercisable.

         10. CHANGES IN CAPITAL STRUCTURE. If the outstanding shares of Common Stock of the Company shall at any time be changed or exchanged by declaration of a stock dividend, stock split, combination of shares, or recapitalization, the number and kind of shares subject to the Option heretofore granted, and the Option prices, shall be appropriately and equitably adjusted so as to maintain the proportionate number of shares without changing the aggregate Option price.

         11. OTHER CORPORATE TRANSACTIONS. The existence of outstanding Options shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's

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capital structure or its business, or any merger or consolidation of the
Company, or any issu ance of Common Stock or subscription rights thereto, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceedings, whether of a similar character or otherwise. In the event of changes in the outstanding Common Stock by reason of recapitalizations, reorganizations, mergers, consolidations, combinations, or exchanges or other relative changes in capitalization occurring after the Grant Date and not otherwise provided for by Paragraphs 8, 9 and 10 above, this Option shall be subject to adjustment by the Committee at its discretion as to the number and price of shares of Common Stock or other considerations subject to this Option.

         12. COMPLIANCE WITH SECURITIES LAWS. Upon the acquisition of any shares pursuant to the exercise of the Option herein granted, Optionee (or any person acting under Paragraph 6) will enter into such written representations, warranties and agreements as the Company may reasonably request in order to comply with applicable securities laws or with this Option Agreement.

         13. COMPLIANCE WITH LAWS. Notwithstanding any of the other provisions hereof, Optionee agrees that he will not exercise the Option(s) granted hereby, and that the Company will not be obligated to issue any shares pursuant to this Option Agreement, if the exercise of the Option(s) or the issuance of such shares of Common Stock would constitute a violation by the Optionee or by the Company of any provision of any law or regulation of any governmental authority.

         14. NOTICE OF DISPOSITION. If Optionee disposes of any shares of Common Stock acquired pursuant to the exercise of an Option granted hereunder prior to the later of (i) two years from the Grant Date or (ii) one year from the date the shares of Common Stock were acquired, Optionee shall notify the Company of such disposition within ten days of its occurrence and deliver to the Company any amount of federal or state income tax withholding required by law as set forth in Paragraph 15 below.

         15. WITHHOLDING OF TAX. To the extent that the exercise of this Option or the disposition of shares of Common Stock acquired by exercise of this Option results in compensation income to the Optionee for federal or state income tax purposes, the Optionee shall pay to the Company at the time of such exercise or disposition (or such other time as the law permits if the Optionee is subject to Section 16(b) of the Securities Exchange Act of 1934, as amended) such amount of money as the Company may require to meet its obligation

                                       -5-

under applicable tax laws or regulations; and, if the Optionee fails to do so, the Company is authorized to withhold from any cash remuneration then or thereafter payable to the Optionee any tax required to be withheld by reason of such resulting compensation income, or the Company may otherwise refuse to issue or transfer any shares otherwise required to be issued or transferred pursuant to the terms hereof.

         16. RESOLUTION OF DISPUTES. As a condition of the granting of the Option hereby, the Optionee and his heirs and successors agree that any dispute or disagreement which may arise hereunder shall be determined by the Committee in its sole discretion and judgment, and that any such determination and any interpretation by the Committee of the terms of this Option Agreement shall be final and shall be binding and conclusive, for all purposes, upon the Company, Optionee, his heirs and personal representatives.

         17. LEGENDS ON CERTIFICATE. The certificates representing the shares of Common Stock purchased by exercise of an Option will be stamped or otherwise imprinted with legends in such form as the Company or its counsel may require with respect to any applicable restrictions on sale or transfer and the stock transfer records of the Company will reflect stop-transfer instructions with respect to such shares.

         18. NOTICES. Every notice hereunder shall be in writing and shall be given by registered or certified mail. All notices of the exercise of any Option hereunder shall be directed to Offshore Energy Development Corporation, 1400 Woodloch Forest Drive, Suite 200, The Woodlands, Texas 77380, Attention:
Secretary. Any notice given by the Company to Optionee directed to him at his address on file with the Company shall be effective to bind him and any other person who shall acquire rights hereunder. The Company shall be under no obligation whatsoever to advise Optionee of the existence, maturity or termination of any of Optionee's rights hereunder and Optionee shall be deemed to have familiarized himself with all matters contained herein and in the Plan which may affect any of Optionee's rights or privileges hereunder.

         19. CONSTRUCTION AND INTERPRETATION. Whenever the term "Optionee" is used herein under circumstances applicable to any other person or persons to whom this award, in accor dance with the provisions of Paragraph 6 hereof, may be transferred, the term "Optionee" shall be deemed to include such person or persons. References to the masculine gender herein also include the feminine gender for all purposes.

         20. AGREEMENT SUBJECT TO PLAN. This Option Agreement is subject to the Plan. The terms and provisions of the Plan (including any subsequent amendments thereto) are
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hereby incorporated herein by reference thereto. In the event of a conflict between any term or provision contained herein and a term or provision of the Plan, the applicable terms and provisions of the Plan will govern and prevail. All definitions of words and terms contained in the Plan shall be applicable to this Option Agreement.

         21. EMPLOYMENT RELATIONSHIP. Employees shall be considered to be in the employment of the Company as long as they remain employees of the Company or an Affiliate. Any questions as to whether and when there has been a termination of such employment and the cause of such termination shall be determined by the Committee, and its determination shall be final. Nothing contained herein shall be construed as conferring upon the Optionee the right to continue in the employ of the Company, nor shall anything contained herein be construed or interpreted to limit the "employment at will" relationship between the Optionee and the Company.

         22. BINDING EFFECT. This Option Agreement shall be binding upon and inure to the benefit of any successors to the Company and all persons lawfully claiming under Optionee.

         IN WITNESS WHEREOF, this Option Agreement has been executed as of the day of , 19 .
                                                     OFFSHORE ENERGY DEVELOPMENT
                                                     CORPORATION

                                                     By:________________________
                                                     Name & Title:______________

                                                     OPTIONEE
                                                     ---------------------------

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